Exhibit 10.4

SECOND  AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT  TO CREDIT AGREEMENT (this  “Agreement”)  is entered into as of February 16, 2018 among  GREEN PLAINS OPERATING COMPANY LLC, a Delaware limited  liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.   All capitalized terms used herein and not otherwise defined herein shall have  the meanings ascribed  thereto  in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of July 1, 2015 (as amended or modified from time to time, the “Credit Agreement”);

and

WHEREAS, the Borrower has  requested amendments  to  the Credit Agreement as set  forth herein;

WHEREAS, the Required Lenders  are willing to agree  to  such amendments as set  forth herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.          Amendments  to  Credit Agreement.

(a)        The following definitions are hereby added to Section 1.01 of the Credit Agreement in  the appropriate  alphabetical order  to read as follows:

“Benefit Plan” means any of (a) an “employee benefit plan”  (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets  include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such  “employee benefit plan” or “plan”.

“Jefferson JV Investment” means a joint venture Investment whereby BlendStar LLC shall acquire  50% of the limited liability company Equity Interests  of JGP  Energy Partners LLC.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of

Labor, as any such exemption may be amended from time  to  time.

“Titan JV Investment” means a joint venture Investment between BlendStar LLC and Delek Logistics Partners, LP whereby BlendStar LLC directly or indirectly acquires 50% of  the limited liability company Equity  Interests of DKGP  Energy Terminals LLC.

(b)        The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is

hereby amended to  read as follows:

following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated  Interest Charges for such period, (ii) the provision for federal, state, local and foreign income  taxes payable for such period, and (iii) depreciation and amortization expense for such period, (b)  for  the fiscal quarter during which the Titan JV Investment is consummated and for the next  three fiscal quarters thereafter, the amounts set forth on a certificate of a Responsible Officer of the  Borrower (together with supporting calculations) which represent the Borrower’s estimate of  what its share of quarterly cash distributions from the Titan JV Investment would have been (assuming that the Titan JV Investment had been consummated on the first day of such period) for the four fiscal quarters ending on the last day of the fiscal quarter during which the Titan JV Investment is consummated (such certificate, amounts and calculations to be acceptable  to  the  Administrative Agent and the Required Lenders (and shall be deemed acceptable unless the Required Lenders have notified the Administrative Agent and the Borrower  to  the contrary  within  five Business Days after receipt of such certificate)), and (c) for the fiscal quarter during which the Jefferson JV Investment is consummated and for the next three fiscal quarters thereafter, the amounts set forth on a certificate of a Responsible Officer of  the Borrower (together with supporting calculations) which represent  the Borrower’s estimate of what  its share of quarterly cash distributions from the Jefferson JV Investment would have been (assuming that  the Jefferson JV Investment had been consummated on the first day of such period) for the four fiscal quarters ending on the last day of the fiscal quarter during which the Jefferson JV Investment is consummated (such certificate, amounts and calculations to be acceptable to  the Administrative  Agent and the Required Lenders  (and shall be deemed acceptable unless  the Required Lenders have notified the Administrative Agent and the Borrower to the contrary within five Business  Days   after   receipt   of  such   certificate)).    For   purposes   of   clarification,  with  respect   to  the calculation of Consolidated EBITDA for any four fiscal quarter period, amounts added back pursuant  to clauses (b) and (c) above shall only  include the Borrower’s estimate of what its share of quarterly cash distributions would have been for the applicable fiscal quarters ending during such four fiscal quarter period.

(c)        A new clause (d) is hereby added to Section 5.12 of the Credit Agreement  to  read as follows:

(d)        The Borrower represents and warrants  that  it  is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one  or   more   Benefit   Plans  in   connection  with  the  Loans,  the  Letters  of  Credit   or  the  Commitments.

(d)        Section 7.02 of the Credit Agreement  is hereby amended by removing the word “and” at the end of subsection  (h),  replacing the “.” at the end of subsection (i) with  the words “; and” and adding the following subsection (j):

(j)         (i) the Titan JV Investment in an aggregate amount not to exceed $86,000,000 pursuant to this subsection (j) during the term of this   Agreement  and (ii) the Jefferson JV Investment in an aggregate amount not to exceed $50,000,000 pursuant to this subsection (j) during the term of this Agreement, in each case, so long as (A) no Default shall have occurred and be continuing or would  result  from such Investment, (B) the Borrower shall have delivered to  the Administrative Agent a certificate of a Responsible Officer of the Borrower demonstrating that the Loan Parties would be in compliance with the financial covenants set forth in Section

7.11 recomputed as of the end of  the period of  the four fiscal quarters most  recently ended for  which the Borrower has delivered financial statements pursuant to Section 6.01(a) or (b) after giving effect any Indebtedness  incurred in connection with such  Investment on a Pro Forma Basis

(and  the Consolidated Leverage Ratio, as so calculated, shall be at  least 0.25  less than  the  maximum   Consolidated  Leverage   Ratio   then  permitted   under  Section  7.11(b)),   and  (C)     the representations and  warranties made by the Loan Parties  in each Loan Document shall be true and correct in all material respects at and as if made as of the date of such Investment (after giving effect thereto).

(e)        A new Section 9.12 is hereby added to the Credit Agreement  to  read as follows:

9.12      Lender ERISA  Representation.

(a)        Each Lender (x) represents and warrants, as of  the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to  the date such Person ceases being a Lender party hereto, for  the benefit of, the Administrative Agent and the Arranger and their respective Affiliates, and not, for the avoidance of doubt,  to or for  the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)         such Lender is not using “plan assets” (within the meaning of 29 CFR §

2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii)        the transaction exemption set  forth  in  one or more  PTEs, such as PTE 84-

14  (a   class  exemption  for   certain   transactions  determined  by  independent   qualified professional   asset   managers),  PTE  95-60  (a   class   exemption  for   certain  transactions

involving insurance company general accounts), PTE 90-1 (a class exemption for certain  transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE

96-23 (a class  exemption for certain transactions determined by in-house asset managers),

is applicable with respect to such Lender’s entrance into, participation in, administration

of  and  performance  of  the   Loans,  the   Letters   of  Credit,  the   Commitments   and  this

Agreement,

(iii)       (A)   such  Lender   is   an   investment  fund  managed  by  a   “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform  the Loans, the Letters of  Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to  the best knowledge of such Lender,  the  requirements of subsection  (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans,  the Letters  of Credit,  the  Commitments  and this Agreement, or

(iv)       such other representation, warranty and covenant as may be agreed in  writing between the Administrative Agent,  in  its  sole  discretion, and such Lender.

(b)        In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with  respect  to a Lender or such Lender has not provided another  representation, warranty and covenant as provided in sub-clause (iv) in  the immediately preceding clause  (a), such Lender further (x)  represents and warrants, as of  the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of  the Borrower or any other Loan Party,  that:

(i)         none  of  the   Administrative   Agent  or  the  Arranger  or  any  of  their  respective Affiliates  is a  fiduciary  with  respect to  the assets of such Lender (including in connection with the reservation or exercise of any  rights by the Administrative Agent under  this   Agreement,   any  Loan  Document  or  any  documents   related  to   hereto  or  thereto),

(ii)        the Person making the investment decision on behalf of such Lender with  respect  to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit,  the Commitments  and this Agreement  is  independent (within  the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person  that holds, or has under management or control,  total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-

21(c)(1)(i)(A)-(E),

(iii)       the Person making the investment decision on behalf of such Lender with  respect  to the entrance into, participation in, administration of and performance of the Loans,  the  Letters   of   Credit,   the   Commitments   and  this   Agreement  is   capable  of evaluating investment risks independently, both in general and with regard  to particular  transactions and investment strategies (including in  respect of the Obligations),

(iv)       the Person making the investment decision on behalf of such Lender with  respect  to the entrance into, participation in, administration of and performance of the Loans,  the Letters of Credit, the Commitments and  this Agreement  is a fiduciary under ERISA or the Internal Revenue Code, or both, with respect to the Loans,  the Letters of Credit,   the  Commitments   and  this   Agreement  and   is   responsible  for   exercising  independent judgment  in evaluating the transactions hereunder, and

(v)        no fee or other compensation is being paid directly  to  the Administrative  Agent or  the Arranger or any their respective Affiliates for  investment advice (as opposed  to other services) in connection with the Loans, the Letters of Credit, the Commitments or  this Agreement.

(c)        The Administrative Agent and the Arranger hereby  inform  the Lenders that each such Person is not undertaking to provide  impartial investment advice, or  to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and  that such Person has a financial interest  in  the transactions contemplated hereby in  that such Person or an Affiliate  thereof (i) may  receive interest or other payments with  respect to  the Loans, the Letters of Credit,  the Commitments and this  Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an  interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments  in connection with  the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees,  facility  fees, upfront  fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization  fees, minimum usage fees, letter of credit fees, fronting  fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination  fees or fees similar to the foregoing.

2.          Effectiveness; Conditions Precedent. This Agreement shall be effective upon:

(a)        receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrower, the Guarantors, the Administrative  Agent and the Required Lenders;

(b)        receipt by the Administrative Agent of any fees and expenses required to be paid  in connection  with  this Agreement; and

(c)        payment by the Borrower of all  reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent in connection with this Agreement (directly  to such counsel if requested by the Administrative Agent).

3.          Authority/Enforceability.  Each Loan Party represents and warrants as follows:

(a)         It   has  taken  all   necessary  action  to   authorize   the  execution,  delivery  and performance of  this Agreement.

(b)        This Agreement has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to  applicable Debtor Relief Laws  and to  general principles of equity.

(c)        No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of  this  Agreement.

(d)        The execution and delivery of this Agreement does not (i) contravene the terms of its Organization Documents  or (ii) violate any Law.

4.          Representations and Warranties of the Loan Parties.   Each Loan Party represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties set forth in Article V of the Credit Agreement or in any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct on and as of the date hereof, except to  the extent that such  representations and warranties specifically  refer  to an earlier date, in which case  they are true and correct as of such earlier date and (b) no event has occurred and is continuing which constitutes a Default.

5.          Counterparts.   This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.   Delivery of executed counterparts of this Agreement by facsimile or other secure electronic  format  (.pdf) shall be effective as an original.

6.          GOVERNING LAW.   THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY,  DISPUTE  OR CAUSE  OF  ACTION    (WHETHER IN   CONTRACT   OR TORT   OR OTHERWISE)  BASED  UPON, ARISING  OUT OF  OR RELATING  TO  THIS  AGREEMENT AND  THE  TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE  WITH,  THE  LAW OF THE  STATE  OF  NEW YORK.

7.          Successors and Assigns.   This Agreement shall be binding upon and inure to the benefit of  the parties hereto and their respective  successors  and assigns.

8.          Headings.   The headings of the sections hereof are provided for convenience only and shall not in any way affect  the meaning or construction of any provision of this  Agreement.

9.        Severability.   If any provision of this Agreement is held  to be illegal,  invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or  impaired  thereby and  (b)  the parties shall endeavor  in  good faith negotiations  to  replace the illegal, invalid or unenforceable provisions with  valid provisions the economic effect of which comes as close as possible  to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular  jurisdiction shall not invalidate or  render unenforceable such provision in any other jurisdiction.

[signature pages follow]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

GREEN PLAINS OPERATING COMPANY LLC,
a Delaware limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

GUARANTORS:

GREEN PLAINS PARTNERS LP,
a Delaware limited partnership

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

BBTL, LLC
a Delaware limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

BIRMINGHAM BIOENERGY PARTNER, LLC,
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

SECOND AMENDMENT TO CREDIT AGREEMENT
GREEN PLAINS OPERATING COMPANY LLC

BLENDSTAR LLC,
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

BOSSIER CITY BIOENERGY PARTNERS, LLC,
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

COLLINS BIOENERGY PARTNERS, LLC,
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

GREEN PLAINS CAPITAL COMPANY LLC,
a Delaware limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

GREEN PLAINS ETHANOL STORAGE LLC,
a Delaware limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

SECOND AMENDMENT TO CREDIT AGREEMENT
GREEN PLAINS OPERATING COMPANY LLC

GREEN PLAINS LOGISTICS LLC,
a Delaware limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

GREEN PLAINS TRUCKING II LLC,
a Delaware limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

LITTLE ROCK BIOENERGY PARTNERS, LLC
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

LOUISVILLE BIOENERGY PARTNERS, LLC,
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

SECOND AMENDMENT TO CREDIT AGREEMENT
GREEN PLAINS OPERATING COMPANY LLC

NASHVILLE BIOENERGY PARTNERS, LLC,
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

OKLAHOMA CITY BIOENERGY PARTNERS, LLC,
a Texas limited liability company

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance and Treasurer

SECOND AMENDMENT TO CREDIT AGREEMENT
GREEN PLAINS OPERATING COMPANY LLC

ADMINISTRATIVE
AGENT

BANK OF AMERICA, N.A.
as Administrative Agent

By:	/s/ Linda Lov
Name:	Linda Lov
Title:	Assistant Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT
GREEN PLAINS OPERATING COMPANY LLC

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Martha Carpenter Smith
Name:	Martha Carpenter Smith
Title:	SVP

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:
Name:
Title:

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

BANKERS TRUST COMPANY,
as a Lender

By:	/s/ Michael V. Hinrichs
Name:	Michael V. Hinrichs
Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT
GREEN PLAINS OPERATING COMPANY LLC

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By:	/s/ Curt A. Brown
Name:	Curt A. Brown
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Shai Bandner
Name:	Shai Bandner
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

SECOND AMENDMENT TO CREDIT AGREEMENT
GREEN PLAINS OPERATING COMPANY LLC